                                  Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  July 26, 2004

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                  $11,853,954.06
                  --------------------
                (  $ 0.0000244        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $1,351,436.74
                  --------------------
                (  $ 0.0000028        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------

                  --------------------

                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:                 July 23, 2004
                                                                            -----------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:
                                                                             ---------------
(vii)   Pool Balance at the end of the related Collection Period:            $349,385,446.77
                                                                             ---------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:                     $0.00
                                                                             ---------------
             (2)  Pool Factor for the Class A-1 Notes:               -
                                                           ------------

        (b)  (1)  Outstanding principal amount of Class A-2 Notes:           $349,385,446.77
                                                                             ---------------
             (2)  Pool Factor for the Class A-2 Notes:       0.72038236
                                                           ------------


                                Page 5 of 6 pages

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.1700000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:         3.8555057%
                                                     ------------
        (b)  Note Interest Rate for the Class A-1 Notes:    1.2900000%     (Based on 3-Month LIBOR)
                                                            -----------
        (c)  Note Interest Rate for the Class A-2 Notes:    1.4800000%     (Based on 3-Month LIBOR)
                                                            -----------

(x)          Amount of Master Servicing Fee for  related Collection Period:           $441,871.86
                                                                                      ------------
                   $ 0.000002946      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000911      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:                $3,000.00
                                                                                      ------------
                   $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:       $289,797.51
                                                                                                  ------------


        (b)  Delinquent Contracts                          # Loans       %              $ Amount                     %
                                                           -------       -              --------                     -
             30-60 Days Delinquent                            611      1.99%           $ 6,851,371       851,371   2.21%
             61-90 Days Delinquent                            325      1.06%           $ 3,769,138       769,138   1.22%
             91-120 Days Delinquent                           180      0.59%           $ 1,959,296       959,296   0.63%
             More than 120 Days Delinquent                    328      1.07%           $ 3,998,808       998,808   1.29%
             Claims Filed Awaiting Payment                    143      0.47%           $ 1,393,909       393,909   0.45%
                                                           ------     -----            -----------       -------   ----
                TOTAL                                       1,587      5.18%           $17,972,522         2,522   5.80%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:               $0.00
                                                                                                  -------------
        (d)  Reserve Account Balance                                                              $6,321,689.51
                                                                                                  -------------
             Draw for this Distribution Date                                                              $0.00
                                                                                                  -------------
             Realized Loss Draw                                                                           $0.00
                                                                                                  -------------
(xiii)  Amount in the Prefunding Account:                                                                 $0.00
                                                                                                  -------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not
        used to acquire Subsequent Pool Student Loans:                                                     $ -
                                                                                                  -------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:             $0.00
                                                                                                  -------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:          $79,000.00
                                                                                                  -------------
(xvii)  Amount received from Securities Insurer with respect to the Securities
        Guaranty Insurance Policy:
                                                                                                  -------------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments
        made pursuant to the Securities Guaranty Insurance Policy:                                        $0.00
                                                                                                  -------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                  $27,086.36
                                                                                                  -------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                     $0.00
                                                                                                  -------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00
                                                                                                  -------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                        $0.00
                                                                                                  -------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                     $0.00
        such Distribution Date:                                                                   -------------



                                Page 6 of 6 pages